Exhibit 99.1

Proprietary Materials Corporate Presentation May 2017

Proprietary Materials Forward Looking Statements This presentation may contain “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward - looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: risks related to our growth strategy; risks relating to the results of research and development activities; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; uncertainties relating to preclinical and clinical testing; our dependence on third party suppliers; our ability to attract, integrate, and retain key personnel; the early stage of products under development; our need for and continued access to additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our SEC filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. Fortress Biotech 2

Proprietary Materials Fortress Biotech: Our Unique Approach What we do: Acquire, develop and commercialize novel biopharmaceutical products in all stages of development and across multiple therapeutic areas directly within Fortress Biotech and through our subsidiaries. Our business strategy: Build subsidiaries around marketed products and product candidates that create a pipeline providing our shareholders with a diversified long - term revenue stream. Product candidates 4 18 Marketed Clinical Development 11 Pre - clinical 3 Fortress Biotech

Proprietary Materials Fortress Biotech: Creating Opportunity Business Advantages • Unique business model and company structure • Seek out the best product candidates • Move fast to get products to market • Extensive experience in structuring deals • Take advantage of time - sensitive opportunities • Top tier, focused and experienced management team Financial Advantages • Access to additional capital • Efficient plan to fund subsidiaries • Multiple revenue streams (sales, equities, royalties, fees) • Super - majority voting shares of each subsidiary 4 Fortress Biotech

Proprietary Materials Experienced Leadership 5 • Co - Portfolio Manager and Partner of Opus Point Partners, LLC • Prolific and successful investor in the life sciences industry for over 20 years previously as Chairman of Paramount BioCapital Lindsay A. Rosenwald, MD President and CEO Chairman of the Board • Executive Chairman and CEO of TG Therapeutics • Co - Portfolio Manager and Partner of Opus Point Partners, LLC • Previously Chairman and CEO of Keryx Biopharmaceuticals Michael S. Weiss Executive Vice Chairman Co - Vice Chairman of the Board • Currently serves on board of Biogen, Inc. • Oncologist and former Chief Medical Officer at ImClone Systems, Inc. • Advisor to academic, industrial and FDA advisory boards and has more than 300 peer - reviewed publications Eric K. Rowinsky, MD Co - Vice Chairman of the Board • Former Senior Analyst at Citi Investment Research • Over 10 years of biotech equity research experience Lucy Lu, MD Executive Vice President Chief Financial Officer • Former Divisional VP, Global Process and Manufacturing Sciences, Abbvie • Over 30 years experience in biopharmaceutical process development including leading Humira’s™ process and manufacturing, world’s biggest selling pharmaceutical product George C. Avgerinos, PhD Senior Vice President, Operations Fortress Biotech

Proprietary Materials Subsidiaries’ Relationship to Fortress Fortress Biotech 6 Rare & Life Threatening Conditions: Amyloidosis Rare Pediatric Diseases: Menkes Disease & Other Metabolism Disorders Cancer: Immuno - oncology & Targeted Anti - cancer Agents CAR - T / Immuno - Oncology: Brain Cancer, Leukemia Acute Care: Post - Surgical Pain Immunotherapies: Cancer, Infectious Disease Orphan / Rare Diseases: GNE Myopathy, Nephropathies Dermatology : Marketed Products Therapy : Traumatic Brain Injury

Proprietary Materials Provide Efficient Way To Develop / Commercialize A Product Fortress Biotech 7 Identify Product Candidates We seek and identify new in - licensing opportunities in all therapeutic areas and all stages of development from: • Academic centers • Corporate entities • Government health organizations Due - Diligence Perform extensive due diligence on product candidates using: • KOLs • Clinical data • Market size • Competition In - License 1. May create a subsidiary around product candidates / therapeutic areas 2. Fund and support research and development programs 3. Offer flexibility in deal structuring Conventional licensing Acquisitions Partnerships Equity arrangements Joint ventures Public / private financings Option agreements

Proprietary Materials Fortress: Offer Subsidiaries Accelerated Drug Development Fortress Biotech 8 Scientific Affairs SUBSIDIARY 1. Expertise in each therapeutic area 2. Knowledge of the development process 3. Pooled resources 4. Cost efficient operations structure 5. Top - tier focused management team 6. Access to capital Funding & Management Services Business Development Finance Scientific Affairs Legal Accounting Clinical Trials Manufacturing Executive Chairman / Board

Proprietary Materials Out - License Strategy Adds To Market Size • Supports portfolio / capital needs • Provides revenue to find more assets • Monetizes pipeline Fortress Biotech 9 Country Worldwide Ex U.S. Deal Out - License Agreements

Hematology / Oncology Pipeline

Subsidiary	Product Candidate	Indication	Stage of Development				
			Preclinical	Phase 1	Phase 2	Phase 3	Commercial
Caelum Biosciences	CAEL-101	AL Amyloidosis					
Checkpoint Therapeutics	Anti-PD-L1	Solid Tumor					
	Anti-GITR						
	Anti-CAIX						
	CK-101 EGFR Inhibitor						
	CK-102 PARP Inhibitor						
	CK-103 BET Inhibitor						
Mustang Bio	MB-101 IL13Rα2-specific CAR	Malignant Glioma					
	MB-102 CD123 CAR	AML; BPDCN					
Fortress Biotech	CNDO-109	AML; MDS					

FORTRESS BIOTECH

Fortress Biotech Proprietary Materials 10

Diversified Pipeline Across Different Therapeutic Areas

Subsidiary	Product Candidate	Indication	Stage of Development				
			Preclinical	Phase 1	Phase 2	Phase 3	Commercial
Cellvation	CEVA101	MNCs for Pediatric TBI					
	CEVA101	MNCs for Adult TBI					
	CEVA102	NextGen for Pediatric TBI					
	CEVA102	NextGen for Adult TBI					
	CEVA-D	Bioreactor – Device					
Helocyte	Triplex	CMV Control Allo-Stem Cell					
	PepVax	CMV Control Allo-Stem Cell					
	Triplex	Kidney Transplant					
	Triplex	Liver Transplant					
	Triplex	Drive CMV Cell Therapy					
	Triplex	Post-Transplant in Pediatric ALL					
	Triplex plus Mustang CAR-T	Glioblastoma Multiforme					
	Triplex plus Mustang CAR-T	Hematalogical Malignancies					
	Pentamer	Congenital CMV					
Escala Therapeutics	ManNAc	GNE Myopathy					
	ManNAc	Nephropathies					
Avenue Therapeutics	IV Tramadol	Post Surgical Pain					
Cyprium Therapeutics	CUTX-101	Menkes Disease					
	AAV-ATP7A Gene Therapy	Menkes Disease					
Journey Medical Corporation	Targadox	Acne					
	Ceracade	Eczema Emollient					
	Luxamend	Wound Cream					
	Dermasorb HC	Atopic Dermatitis					



Fortress Biotech Proprietary Materials 11

Proprietary Materials Proprietary Materials Fortress Biotech 12 Focus Developing treatments toward rare and life threatening diseases that lack effective therapies Market Size 30,000 - 45,000 patients in the US and EU; 4,500 newly diagnosed patients per year AL amyloidosis is the largest of systemic amyloidosis including both ATTR and AA Product Candidate CAEL - 101, a pioneering antibody being developed to specifically target AL fibrils and dissolve amyloid deposits Clinical Trials Interim Phase 1 data of 21 patients, CAEL - 101 is well - tolerated and safe showing no dose limiting toxicity: 67 % of patients with organ response independent of light chain sub - type Milestones Phase 1a/1b expected to complete 2017 Phase 2 expected to commence 2018 Licensor & Scientific Advisor Columbia University: January 2017 Suzanne Lentzsch, M.D., Ph.D., Professor of Medicine at Columbia University Medical Center, Scientific Advisory Board Chair and Primary Investigator on Phase 1a/1b study CEO Michael Spector (25+ years of leadership experience in pharmaceutical and biotechnology) A novel antibody in Phase 1b clinical trials being developed for patients with AL Amyloidosis Rare & Life - Threatening Conditions

Proprietary Materials CAEL - 101 Phase 1a/1b Organ Response Rates Fortress Biotech 13 Renal Response Phase 1a & 1b (n=8) Cardiac Response Phase 1a & 1b (n=8) Overall Responders Best Organ Response 8 Weeks Single Dose PHASE 1A 63% Responders 12 Weeks 4 Weekly Doses PHASE 1B 70% Responders >30% and >300 pg/ml decrease in NT - proBNP RESPONDER 63% STABLE 25% >30% and >300 pg/ml increase in NT - proBNP PROGRESSOR 12.5% STABLE 25% RESPONDER 75% >30% decrease in proteinuria or a decrease to <0.5 g/24 hours PROGRESSOR 0% >25% worsening in EGFR 5/8 Patients 7/10 Patients 5/8 Patients 2/4 from Phase 1a 3/4 from Phase 1b 2/8 Patients 1/8 Patients 2/8 Patients 6/8 Patients 2/4 from Phase 1a 4/4 from Phase 1b

Immuno-Oncology

CHECKPOINT THERAPEUTICS

Building a platform to combine targeted agents with immuno-oncology agents to maximize anti-cancer effect

Focus	**Acquire and develop novel immuno-oncology and targeted cancer agents alone and in combination to treat patients with solid tumors**
Market Size	Anti-PD-(L)1 >$30B, Anti-GITR > $1B, CK-101 EGFR > $3B, CK-103 BET > $500M
Product Candidates	Two immuno-oncology "I/O" antibodies, licensed from Dana Farber Four targeted anti-cancer agents
Clinical Trials	CK-101 (EGFR Inhibitor) Phase 1/2 study ongoing
Milestones	Mid- 2017: Anti-PD-L1 IND expected 2H 2017: CK-101 (EGFR Inhibitor) Phase 2 expected initiation 2H 2017: CK-103 (BET Inhibitor) target IND filing 2018: Anti-GITR target IND expected
TGTX Collaboration	Joint development of anti-PD-L1 and anti-GITR mAbs, and BET inhibitor program with Checkpoint developing solid tumor indications and TG in liquid tumors
Funding	~$35M (12/31/16) to support development programs through 2018
CEO	James Oliviero (15+ years of leadership experience in pharmaceutical and biotechnology, previously senior management of Keryx, achieving a new drug approval)

Fortress Biotech Proprietary Materials 14

Proprietary Materials CK - 101, 3rd Generation EGFR Pre - Clinical Efficacy Fortress Biotech 15 Vehicle Control CK - 101 50 mg/kg CK - 101 100 mg/kg CK - 101 200 mg/kg Afatinib 20 mg/kg IC 50 ( nM ) Cell Line A431 H1975 HCC827 Mutation EGFR Wild - Type EGFR Mutant L858R / T790M EGFR Mutant Exon 19 del Afatinib 34 23 1 Tagrisso 280 2 3 CK - 101 689 5 10 In vitro, CK - 101 showed: • Strong efficacy for T790M and other EGFR mutations • Good selectivity for mutant over wild - type EGFR A431/H1975 ratio ~ 100 fold In mice, CK - 101 showed strong activity against T790M mutated NSCLC with increasing dose T790M NSCLC xenograft model

Proprietary Materials Proprietary Materials Focus Two lead CAR - T programs targeting IL13R α 2 and CD123, for the treatment of Glioblastoma Multiforme and AML/BPDCN, respectively Market Size In U.S., Japan and five major EU markets per year… ~30,000 newly diagnosed GBMs (malignant brain tumor) ~30,000 newly diagnosed cases of AML (acute myeloid leukemia) Product Candidates MB - 101 IL13R α 2 - specific CAR - T cells which have no current competition MB - 102 CD123 - specific CAR - T cells which have been validated in ultra orphan indication Clinical Trials Two Phase 1 trials ongoing with preliminary safety data from at least 6 patients in both CAR - T programs Milestones Phase 1 data readouts early 2018 NEJM case study demonstrates MB - 101 achieved complete remission in patient with recurrent GBM Licensor City of Hope Scientific Advisors Dr. Stephen Forman, City of Hope Dr. Christine Brown, City of Hope Focus Two lead CAR - T programs targeting IL13R α 2 and CD123, for the treatment of Glioblastoma Multiforme and AML/BPDCN, respectively Market Size In the U.S ., Japan and five major EU markets there are 30,000 newly diagnosed GBMs (malignant brain tumor ) and 30,000 newly diagnosed cases of AML (acute myeloid leukemia ) Product Candidates MB - 101 IL13R α 2 - specific CAR - T cells which have no current competition MB - 102 CD123 - specific CAR - T cells which have been validated in ultra orphan indication Clinical Trials Two Phase 1 trials ongoing with preliminary safety data from at least 6 patients in both CAR - T programs Milestones Phase 1 data readouts early 2018 Licensor City of Hope Scientific Advisors Dr. Stephen Forman, City of Hope Dr. Christine Brown, City of Hope Funding ~$94.5M (1/31/17) CEO Manuel Litchman , M.D. (20+ years of experience in pharmaceutical and biotechnology industry, including senior leadership positions in licensing, development and general management at Novartis and Arvinas LLC) Fortress Biotech 16 Robust CAR - T platform technology in partnership with pioneers in CAR - T technologies from City of Hope, recently raising a $94.5M private placement financing Aggressive Forms of Cancer

Regression of Recurrent Multifocal Glioblastoma After Intraventricular Delivery of IL13Rα2-Targeted CAR T Cells


Before Infusion
After Infusion
Day 108
Day 295
T6
T7
Day 109
Day 298

Sagittal MRI (top) and PET (bottom) of the brain


Before Infusion
After Infusion
T4
T7
T5
Day 108
Day 295

Axial MRI of the brain


Before Infusion
After Infusion
T8
Day 86
Day 289
Day 77
Day 133

All metastatic tumors in the spine were completely eliminated


T4
T5
T6
T7
T8
Intracavitary Cycles 1–6
Intraventricular Cycles 7–11
Intraventricular Cycles 12–16
Maximum Lesion Area (mm²)
Days after Enrollment
0
50
100
150
200
250
300
400
300
200
100
0

Maximum lesion area for non-resected tumors 4 through 8 with their respective decreases over time

Clinical response was sustained for 7.5 months after the initiation of CAR T-cell therapy, and none of these initial tumors recurred. These results show that treatment with the CAR-T mediated a complete response.

Source: The New England Journal of Medicine. 2016;375:2561-9. 2016 Massachusetts Medical Society.

Fortress Biotech Proprietary Materials 17

Proprietary Materials Proprietary Materials Fortress Biotech 18 Focus Develop novel immunotherapies for the prevention and treatment of CMV that can cause life - threatening disease in those with weak immune systems Market Size CDC estimates 50 - 80% infected with Cytomegalovirus (CMV) by age of 40 CMV in Allogeneic Stem Cell Transplant: U.S. Incidence ~8,000 / EU Incidence ~15,000 CMV in Allogeneic Solid Organ Transplant: U.S. Incidence ~8,000 / EU Incidence ~15,000 Product Candidates PepVax : HLA - restricted, single antigen CMV vaccine Triplex: First universal, multi - antigen CMV vaccine Clinical Trials PepVax : Phase 2 ongoing, multi - center, double - blind trial for stem cell transplant (n=96) Phase 1b showed safe, effective and Published in Lancet Dec 2015 Triplex: Phase 2 ongoing, multi - center, double - blind trial for stem cell transplant (n=115) Phase 1 showed safe, immunogenic. Presented ASH 2015. Published in Blood Nov 2016 Upcoming Milestones Triplex: Phase 2 topline 100 day data by 2H2017 PepVax : Phase 2 topline data by 1H2018 Licensor City of Hope Funding Total budget (thru 1H2019): ~ $30M (Including $8M NCI grant funding) CEO Frank Taffy (15+ years of experience at Forest Labs and Life Tech in corporate development and operations) Three novel biologic immunotherapies (two in Phase 2) targeting billion dollar orphan market Cytomegalovirus (CMV): Common Virus

Phase 1 Studies: Journal Publications

hēlocyte

Phase 1b
(Completed, Published in *The Lancet*)

Design	Single-Center (City of Hope) Study in 36 Allogeneic HSCT CMV(+)Recipients Randomized (1:1) between Vaccine Arm (VA) and Observation Arm (OA)
Dosing Schedule	Two subcutaneous vaccinations after transplant • Day 28 • Day 56
1° Endpoint	Overall safe and well-tolerated **Published in *The Lancet Haematology* (12/28/2015)**
2° Endpoint	• Increase in CD8+ T-cells • Reduced CMV Reactivation, 6% vs. 33%, p=0.044 • Reduced Relapse, 6% vs. 28%, p=0.015 • Reduced Death, 0 vs. 39%

	Vaccine (n=18)	Observation (n=18)
Patients with serious adverse events	4 (22%)	9 (50%)
Disease relapse	1 (6%)	5 (28%)
Death	0 (0%)	7 (39%)
CMV viraemia (≥500 gc/mL)	1 (6%)	6 (33%)

Phase 1
(Completed, Published in *Blood*)

Design	Single-Center (City of Hope) Dose Escalation (three levels) in 24 Healthy Volunteers (CMV +/-)
Dosing Schedule	Two IM injections four weeks apart Last patient dosed 4/2015
1° Endpoint	Safe and well-tolerated in all dose cohorts **Presented at *ASH* (December 2015)** **Published in *Blood* (November 2016)**
2° Endpoint	↑pp65-, IE1-, IE2-specific CD8 and CD4 T-cells **Particularly pronounced increase in T-cells in those with low baseline levels**

FORTRESS BIOTECH

Fortress Biotech Proprietary Materials 19

Proprietary Materials Proprietary Materials Fortress Biotech 20 Focus Developing novel therapies for the treatment of rare, fatal pediatric diseases, with initial focus on Menkes disease and related copper metabolism disorders Market Size Menkes disease is a rare X - linked pediatric disease caused by gene mutations of copper transporter ATP7A, which affects approximately one in 100,000 newborns per year. Product Candidate CUTX - 101 (Copper Histidinate injection) is being developed to replenish copper levels in patients with Menkes disease. A preclinical AAV - based ATP7A gene therapy is being developed to deliver working copies of ATP7A to Menkes patients. Both programs have FDA Orphan Drug Designations. Clinical Trials In Phase 1/2 clinical studies conducted at NICHD, early treatment of Menkes patients with CUTX - 101 led to an improvement in neurodevelopmental outcomes and survival. Milestones Natural History Study of untreated Menkes patients in 1H2017 FDA meeting to confirm regulatory pathway in 2017 Licensor & Scientific Advisor Eunice Kennedy Shriver National Institute of Child Health and Human Development (NICHD), part of the National Institutes of Health (NIH): March 2017 (CRADA & Exclusive License Agreement) Stephen G. Kaler, M.D., Senior Investigator and Head, Section on Translational Neuroscience, Molecular Medicine Branch, NICHD Principal Investigator for Menkes disease clinical studies CEO Lung S. Yam, M.D., Ph.D. (Senior Analyst, Opus Point Partners; BD Consultant involved in identifying and in - licensing of multiple assets to Fortress and affiliated companies) A novel therapy in Phase 3 clinical trial being developed for patients with AL Menkes Disease Rare & Fatal Pediatric Diseases

IV Tramadol For Acute Post Surgical Pain

AVENUE THERAPEUTICS

IV Tramadol, if approved, would be the only Schedule IV intravenous opioid in the U.S.

Focus	IV tramadol for the treatment of post-surgical pain
Market Size	IV analgesics sells ~$1bn per year in the U.S. IV acetaminophen sells >$250MM with ~3 to 4% of the unit volume
Product Candidate	Intravenous (IV) Tramadol, an opioid **without the typical side effects of narcotics**, for the treatment of moderate to moderately severe pain
Regulatory Path	505b(2)
Status	Phase 3 ready
Funding	~$30M to complete Phase 3
CEO	Lucy Lu, M.D. (CFO, Fortress Biotech and previously Citi biotechnology equity research analyst)

Fortress Biotech Proprietary Materials 21

Proprietary Materials Survey of Anesthesiologists: Favorable View of IV Tramadol Survey of 30 U.S. Anesthesiologists. Conducted through LEERINK and available upon request. Fortress Biotech 22 Patients Taking Switch To IV Tramadol Add IV Tramadol IV Morphine 40% 41% IV NSAIDS 26% 37% IV Acetaminophen 24% 35% Overall Impression Favorable initial impression of Tramadol as a potential new IV analgesic 77%

Proprietary Materials Fortress Biotech 23 Focus Identify and commercialize innovative, differentiated prescription dermatology products through efficient and potent sales and marketing model Product Candidates Targadox ( doxycyline tablets ) : Sever e acne Ceracade (skin emulsion) : Atopic and various types of dermatitis Luxamend (wound cream) : Wounds from superficial to full thickness and 1 st and 2 nd degree burns Dermasorb HC (hydrocortisone lotion) Kit: Seborrheic dermatitis Market 5 ,000 top prescribing dermatologists CEO Claude Maraoui (25+ years commercializing dermatology products; previously Vice President of Sales at Medicis ) Team of industry experts successfully launched four dermatology products in 12 months Innovative Dermatology Products

Proprietary Materials Fortress Biotech 24 Focus Develop novel biologic therapies for TBI treatment Market Size 200,000 adults / 50,000 children with TBI Product Candidate CEVA101: Autologous bone - marrow derived mononuclear cells Clinical Trials Two ongoing Phase 2 studies, one adult and one pediatric Phase 1 in Adult TBI: Published in Stem Cells , November 2016 Milestone Phase 2 data in Children by 1H2018, in Adults by 1H2019 Potential for accelerated approval in Japan Potential for pediatric voucher Licensor Two technology platforms from University of Texas Health Science Center Funding NIH/DOD Grant Funding: $10M, low capital requirement CEO Frank Taffy ( 15+ years of experience at Forest Labs and Life Tech in corporate development and operations) No approved reparative therapy for treatment of severe TBI. Now have CEVA101, a biologic, that minimizes the secondary injury associated with TBI. CEVA101: Severe Traumatic Brain Injury

Proprietary Materials Structural Preservation Through Cell Therapy CEVA101 Phase 1: Volumetric Preservation in Pediatric TBI CEVA101 Phase 1: Volumetric Preservation in Adult TBI Fortress Biotech 25 • Post - TBI MRI at Month 1 (Scan 1) versus Month 6 (Scan 2) • Preservation of Grey Matter (GM), White Matter (WM), Intracranial Volume (ICV) Tx- Tx+ %Cor WM Vol [mm3] -3.6% -0.6% -4.0% -3.5% -3.0% -2.5% -2.0% -1.5% -1.0% -0.5% 0.0% % Difference in WM Volume % change in cortical WM volume

Rare & Orphan Diseases

GNE Myopathy has no approved therapies. FDA granted ManNAc orphan designation.

Focus	Develop and commercialize b.i.d oral treatment for GNE Myopathy and primary podocyte nephropathies. No other company has this focus.
Market Size	GNE Myopathy: U.S. – 400 and WW – 2000 diagnosed Nephropathy (including diabetic): ~220,000 WW
Product Candidate	ManNAc=N-Acetyl-D-Mannosamine, a naturally-occurring monosaccharide and precusor to sialic acid
Clinical Trials	In collaboration with NIH on 3 clinical studies GNE Myopathy: Natural History study ongoing ,Phase 2 open label ongoing, Phase 1 completed Primary Podocyte Nephropathies: Phase 1 trial in progress (recruiting)
Upcoming Milestone	Phase 2 GNE Myopathy trial ongoing and Phase 3 planned for 2017
Licensor	Acquired from New Zealand Pharmaceuticals Ltd which is the exclusive global supplier of ManNAc
CEO	Hootan Khatami, MD (12+ years of pharmaceutical and biotechnology experience at Genzyme/Sanofi, Roche/Genentech, Merck & Daiichi Sankyo)

Fortress Biotech Proprietary Materials 26

Proprietary Materials ManNAc Clinical Data Phase 1 PK Results: ManNAc + Neu5Ac Open Label Phase 2 Study Fortress Biotech 27 • 12 subjects on ManNAc were also previously in the Natural History Study • Nearly all had evidence of preservation of muscle strength after 12 months on ManNAc Proprietary Materials Month -36 -30 -24 -18 -12 -6 0 6 12 Q M A T o t a l C o m p o s i t e ( k g ) 0 200 400 600 800 1000 ManNAc Clinical Data Phase 1 PK Results: ManNAc + Neu5Ac Open Label Phase 2 Study Fortress Biotech 24 • 12 subjects on ManNAc were also previously in the Natural History Study • Nearly all had evidence of preservation of muscle strength after 12 months on ManNAc

Proprietary Materials Checkpoint Immuno - Oncology Platform Helocyte Anti - CMV Vaccine for GBM Checkpoint 1. CK - 101 Anti - EGFR 2. CK - 102 PARP Inhibitor 3. CK - 103 BET Inhibitor 4. Anti - CAIX Mustang CAR - Ts 1. MB - 101 IL13R α 2 for GBM 2. MB - 102 CD123 for AML Synergies Between & Among Subsidiaries 28 Fortress Biotech

Proprietary Materials Accelerated Drug Development Model Fortress Subsidiaries Are Creating A Pipeline of Therapies For Life - Threatening Diseases Fortress Biotech 29 Diversified Pipeline Experienced, Proven Leadership

Proprietary Materials Corporate Presentation May 2017